Plumb Equity Fund
Schedule of Investments
June 30, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.03%
Automobile Components - 1.59%
Mobileye Global, Inc. (a)	9,000	$345,780

Beverages - 3.28%
Constellation Brands, Inc. - Class A	2,900	713,777

Broadline Retail - 3.86%
Amazon.com, Inc. (a)	1,000	130,360
MercadoLibre, Inc. (a)	600	710,760
		841,120
Capital Markets - 2.48%
Charles Schwab Corp.	9,537	540,557

Commercial Services & Supplies - 6.86%
Copart, Inc. (a)	11,000	1,003,310
VSE Corp.	9,000	492,210
		1,495,520
Consumer Finance - 5.48%
American Express Co.	3,500	609,700
Discover Financial Services	5,000	584,250
		1,193,950
Energy Equipment & Services - 3.61%
Schlumberger NV - ADR (b)	16,000	785,920

Financial Services - 18.80%
Fiserv, Inc. (a)	6,000	756,900
Mastercard, Inc.	2,300	904,590
Toast, Inc. (a)	31,518	711,361
Visa, Inc.	4,000	949,920
WEX, Inc. (a)	4,250	773,798
		4,096,569
Health Care Equipment & Supplies - 5.55%
Intuitive Surgical, Inc. (a)	2,700	923,238
Shockwave Medical, Inc. (a)	1,000	285,410
		1,208,648
Interactive Media & Services - 4.81%
Alphabet, Inc. (a)	8,750	1,047,375

Oil, Gas & Consumable Fuels - 2.01%
Phillips 66	4,600	438,748

Personal Care Products - 4.19%
elf Beauty, Inc. (a)	8,000	913,840

Pharmaceuticals - 3.34%
Novo Nordisk A S - ADR (b)	4,500	728,235

Semiconductors & Semiconductor Equipment - 12.72%
Advanced Micro Devices, Inc. (a)	6,500	740,415
Microchip Technology, Inc.	8,500	761,515
NVIDIA Corp.	3,000	1,269,060
		2,770,990
Software - 16.00%
Adobe, Inc. (a)	2,000	977,980
Autodesk, Inc. (a)	4,300	879,823
Microsoft Corp.	2,750	936,485
Mitek Systems, Inc. (a)	40,000	433,600
Olo, Inc. (a)	40,000	258,400
		3,486,288
Technology Hardware, Storage, & Peripherals - 4.45%
Apple, Inc.	5,000	969,850
TOTAL COMMON STOCKS (Cost $12,301,459)		21,577,167

SHORT TERM INVESTMENT - 0.88%
Money Market Fund - 0.88%
First American Government Obligations Fund - Class X - 5.01% (c)	190,754	190,754
TOTAL SHORT TERM INVESTMENT (Cost $190,754)		190,754

Total Investments (Cost $12,492,213) - 99.91%		21,767,921
Other Assets in Excess of Liabilities - 0.09%		24,513
TOTAL NET ASSETS - 100.00%		$21,792,434

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration is as follows: Curacao 3.61%, Denmark 3.34%
(c)	Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Global Fund Services, LLC.

The accompanying notes are an integral part of the Schedule of Investments.

Notes to the Schedule of Investments (Unaudited)

Security Valuation

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical securities
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments)

Equity securities, including common stocks, are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Nasdaq-listed securities are valued at their Nasdaq Office Closing Price. Equity securities not traded on a listed exchange or not traded using Nasdaq are valued as of the last sale price at the close of the U.S. market. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. These securities will generally be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds and preferred securities, are valued using a market approach based on information supplied by independent pricing services. The market inputs used by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. To the extent the inputs are observable and timely, these debt securities and preferred securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors and will be classified as Level 3 securities.

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used in valuing the Funds' assets carried at fair value as of June 30, 2023.

Description	Level 1	Level 2	Level 3	Total

Plumb Equity Fund
Common Stocks*	$21,577,167	$-	$-	$21,577,167
Money Market Fund	190,754	-	-	190,754
Total	$21,767,921	$-	$-	$21,767,921

*For detailed industry descriptions, refer to the Schedules of Investments.

The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. As of and during the period ended June 30, 2023, no securities were transferred into or out of Level 1 or Level 2. It is the Funds' policy to consider transfers into or out of any level as of the end of the reporting period.